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robinhoodapp



Private market access
is almost here

Mobius will be in motion

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robinhoodapp Private markets have been closed to everyday investors for too long. Robinhood Ventures Fund I is changing that by expanding access to private companies at the frontiers of their industries.

Tune in live in the app, on X and YouTube for the unveiling, followed by a live Q&A with Vlad and the Robinhood Ventures management team. 2/17 at 10:00AM PT/ 1:00PM ET: rbnhd.co/RHV-Fund-I-Roadshow

Vlad's X:

Private markets, opened
Bring your questions: rbnhd.co/RHV-Fund-I-Roadshow-livestream

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WATCH LIVE FEB 17 10 AM PT • 1 PM ET

4X5

Robinhood Ventures Fund I

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A registration statement relating to common stock of Robinhood Ventures Fund I ("RVI") has been filed with the Securities and Exchange Commission (the "SEC") but has not yet become effective. The information in the registration statement and this communication is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective.

This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended. The offering of common stock of RVI will be made only by means of a prospectus forming part of the registration statement. Copies of the preliminary prospectus relating to the offering, when available, may be obtained from RVI by e-mailing corporate-legal-group@robinhood.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of RVI before investing. The prospectus, which will contain this and other information about RVI, should be read carefully before investing.

Shiv's X:

Expanding access to private markets is an important step forward. Join us live for the unveiling of Robinhood Ventures Fund I, followed by a live Q&A. Looking forward to seeing you there! rbnhd.co/RHV-Fund-I-Roadshow-livestream

Robinhood Ventures Fund I

482 Disclosure

Disclosure

A registration statement relating to common shares of beneficial interest of Robinhood Ventures Fund I ("RVI") has been filed with the Securities and Exchange Commission (the "SEC") but has not yet become effective. The information in the registration statement and this communication is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended. The offering of common shares of beneficial interest of RVI will be made only by means of a prospectus forming part of the registration statement. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the prospectus, when available, may be obtained by contacting Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-866-471-2526, or by emailing prospectus-ny@ny.email.gs.com; or from RVI by emailing corporate-legal-group@robinhood.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of RVI before investing. The prospectus, which will contain this and other information about RVI, should be read carefully before investing.